April 30, 2010

Supplement

SUPPLEMENT DATED APRIL 30, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY NEW YORK TAX-FREE INCOME FUND
Dated April 30, 2010

The Board of Trustees (the "Board") of Morgan Stanley New York Tax-Free Income Fund (the "Fund") approved an Agreement and Plan of Reorganization with respect to the Fund (the "Plan"). Pursuant to the Plan, substantially all of the assets of the Fund would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). Pursuant to the Plan, shareholders of the Fund would become shareholders of the New Fund, receiving shares of such New Fund equal to the value of their holdings in the Fund. The Plan is subject to the approval of the Fund's shareholders of record as of February 11, 2010 at a special meeting of shareholders anticipated to be held on May 11, 2010, unless adjourned.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NYFSPT1 4/10